EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Heritage Financial Services, Inc. appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.


                                                /s/ HEATHCOTT & MULLALY, P.C.
                                                -----------------------------
                                                Heathcott & Mullaly, P.C.



     Brentwood, Tennessee,
     May 22, 2000